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                                                                   Exhibit 10.12

                                                                  EXECUTION COPY

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            SECOND AMENDMENT TO WAREHOUSE NOTE PURCHASE AND SECURITY
                                    AGREEMENT

                                      among

                                 NHELP-III, INC.,
                                  as the Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                            as the successor Trustee

                                       and

                          DELAWARE FUNDING CORPORATION,
                               as a Note Purchaser

                                       and

                        THREE RIVERS FUNDING CORPORATION,
                               as a Note Purchaser

                                       and

                              JPMORGAN CHASE BANK,
                      as DFC Agent and Administrative Agent

                                       and

                               MELLON BANK, N.A.,
                                  as TRFC Agent

                          Dated as of September 12, 2002

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

Section 1.01.    Defined Terms.........................................      1
Section 1.02.    Amendments to Definitions.............................      1
Section 1.03.    Additional Amendments.................................      2

                                   ARTICLE II

                               GENERAL PROVISIONS

Section 2.01.   Effective Date.........................................      3
Section 2.02.   Laws Governing.........................................      3
Section 2.03.   Severability...........................................      3
Section 2.04    Conditions Precedent to Amendment......................      3

                                   ARTICLE III

APPLICABILITY OF ORIGINAL AGREEMENT....................................      4
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         THIS SECOND AMENDMENT TO WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT
(the "Amendment") is made as of September 12, 2002, among: NHELP-III, INC., a corporation duly organized under the laws of the state of Nevada (the "Issuer"); DELAWARE FUNDING CORPORATION, a Delaware corporation ("DFC"); THREE RIVERS FUNDING CORPORATION, a Delaware corporation ("TRFC"); JPMORGAN CHASE BANK, a New York banking corporation and successor to Morgan Guaranty Trust Company of New York, as DFC Agent (in such capacity, the "DFC Agent") and Administrative Agent (in such capacity, the "Administrative Agent"); MELLON BANK, N.A., a national banking association, as TRFC Agent (the "TRFC Agent") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association and successor to Norwest Bank Minnesota, National Association, as eligible lender and successor trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

         1. The Issuer, DFC, TRFC, the DFC Agent, the TRFC Agent, and the Trustee have previously entered into that certain Warehouse Note Purchase and Security Agreement dated as of September 1, 1999 (as amended through the date hereof, the "Original Agreement").

         2. Pursuant to Section 10.01 of the Original Agreement, the Issuer, DFC, TRFC, the DFC Agent, the TRFC Agent and the Trustee may amend the Original Agreement with the prior written consent of the Issuer, the Required Note Purchasers, the Trustee and the Agents. As of this date, TRFC and DFC are the Required Note Purchasers and the Agents have given their written consent to the execution of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

         SECTION 1.01. DEFINED TERMS. All words and phrases defined in Article I of the Original Agreement shall have the same meaning in this Amendment, except as otherwise appears in this Article.

         SECTION 1.02. AMENDMENTS TO DEFINITIONS. The definitions set forth below are amended in their entirety to provide as follows:

                  "Facility Limit" means, at any time, $450,000,000 as such amount may be adjusted from time to tune pursuant to Section 2.03; provided, however, that at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

                  "Interest Period" means (a) a calendar month or (b) such other period as maybe agreed upon from time to time by the Issuer and the Required Note Purchasers. At no time may there he more than one Interest Period outstanding, unless otherwise approved by the Required Note Purchasers.

                                        1

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                  "Liquidity Termination Event" means the occurrence of any of the following events: (a) any Liquidity Provider then providing liquidity to a Conduit Note Purchaser has its rating lowered below "A-l" by S&P or "P-l" by Moody's, unless a replacement Liquidity Provider having ratings of at least "A-l" from S&P and "P-l" by Moody's is substituted within 30 days of such downgrade, (b) any Liquidity Provider shall fail to honor any of its payment obligations under the related Liquidity Agreement unless such payment obligations are otherwise satisfied by the related Agent, Conduit Note Purchaser or another financial institution, (c) any Liquidity Agreement shall cease for any reason to be in full force and effect or be declared null and void and such Liquidity Agreement is not replaced or (d) 60 days after written notice has been received by the Issuer stating that a consolidation of (i) DFC and J.P. Morgan Chase & Co. Incorporated or
         (ii) TRFC and Mellon Bank N.A., has occurred,

                  "Pro Rata Share" means with respect to any Note Purchaser at any time, a fraction (expressed as a percentage) the numerator of which is the Aggregate Note Balance attributable to such Note Purchaser and/or the Liquidity Note Purchasers (or an Agent or other Note Purchaser on its behalf), and the denominator of which is the Aggregate Note Balance. As of the date of this Agreement, the Pro Rata Share of the DFC Agent shall be a fraction (expressed as percentage), the numerator of which is 250 and the denominator of which is 450, and the Pro Rata Share of TRFC shall be a fraction (expressed as a percentage), the numerator of which is 200 and the denominator of which is 450.

                  "Regular Interest Rate" means, with respect to any Note on any date during an Interest Period, a rate of interest equal to the per annum rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) equivalent to the sum of the Margin plus the weighted average of the per annum rates paid or payable by the applicable Note Purchaser from time to time as interest on or otherwise in respect of the CP issued by such Note Purchaser during such Interest Period as determined by the applicable Agent, which rates shall reflect and give effect to (x) dealer and placement agent fees and commissions, associated with the issuance of such Note Purchaser's CP, and (y) other borrowings by such Note Purchaser, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market to the extent such amounts are allocated, in whole or in part, to such Note by the applicable Agent; provided, that if any component of such rate is a discount rate, in calculating the "Regular Interest Rate" for such day the applicable Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

                  "Settlement Date" means the first Business Day of each month or such other day as may be agreed to by the Issuer and the Note Purchasers.

         SECTION 1.03. ADDITIONAL AMENDMENTS.

         (a) Section 10.02 is hereby amended in its entirety to provide as follows:

                                        2

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                  SECTION 10.02. NOTICES, ETC. All notices and other
         communications provided for hereunder shall, unless otherwise stated herein, be in writing (including electronic mail or other form of electronic transmission and communication by facsimile copy) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address (which may be an electronic mail address or other address for electronic delivery) as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first-class postage prepaid or (b) notice by electronic mail, other electronic transmission or facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

         (b) Section 11.04 is hereby amended to delete the parenthetical phrase "(which may be by telex)" in cause (e) of the final sentence of such section, and to insert the parenthetical phrase "(which may be by electronic mail or other electronic transmission)" in its place.

                                   ARTICLE II

                               GENERAL PROVISIONS

         SECTION 2.01. EFFECTIVE DATE. This Amendment shall be effective as of the later to occur of (i) September 12, 2002 or (ii) the date on which the conditions precedent specified in Section 2.04 of this Amendment are satisfied.

         SECTION 2.02. LAWS GOVERNING. It is the intent of the parties hereto that this Amendment shall in all respects be governed by the laws of the State of New York.

         SECTION 2.03. SEVERABILITY. If any covenant, agreement, waiver, or part thereof in this Amendment contained be forbidden by any pertinent law or under any pertinent law be effective to render this Amendment invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Amendment shall be construed as if the same were not included herein.

         SECTION 2.04. CONDITIONS PRECEDENT TO AMENDMENT. The effectiveness of this Amendment shall be subject to the condition precedent that DFC, TRFC, the Agents and the Trustee shall have received an opinion of counsel to the Issuer, in form and substance satisfactory to each Agent and the Trustee, concerning due authorization, execution and delivery of this Amendment and the enforceability of this Amendment in accordance with its terms (subject to customary exceptions).

                                        3

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                                   ARTICLE III

                       APPLICABILITY OF ORIGINAL AGREEMENT

         The provisions of the Original Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Original Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

                            [Signature Pages Follow]

                                        4

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE ISSUER:
                                   NHELP-III, INC.

                                   By  /s/ Terry J. Heimes
                                      ------------------------------------------
                                      Name: Terry J. Heimes
                                      Title: Vice President

                                   THE NOTE PURCHASERS:
                                   DELAWARE FUNDING CORPORATION

                                   By: JPMorgan Chase Bank, as attorney-in-fact
                                       for Delaware Funding Corporation

                                   By  /s/ Bradley S. Schwartz
                                       -----------------------------------------
                                       Name:  Bradley S. Schwartz
                                       Title: Managing Director

                                   THREE RIVERS FUNDING CORPORATION

                                   By  /s/ Bernard J. Angelo
                                      ------------------------------------------
                                       Name: Bernard J. Angelo
                                       Title: Vice President

       [Signature Page to Second Amendment to Warehouse Note Purchase and
                               Security Agreement]

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                                   THE AGENTS:

                                   JPMORGAN CHASE BANK, as DFC
                                   Agent and Administrative Agent

                                   By  /s/ Bradley S. Schwartz
                                       ----------------------------------------
                                       Name:  Bradley S. Schwartz
                                       Title: Managing Director

                                   MELLON BANK, N.A., as TRFC Agent

                                   By /s/ Mark Mershon
                                      -----------------------------------------
                                      Name:  Mark Mershon
                                      Title: Vice President

                                   THE TRUSTEE:

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, as Trustee

                                   By /s/ Scott Ulven
                                      -----------------------------------------
                                      Name:  Scott Ulven
                                      Title: Corporate Trust Officer

       [Signature Page to Second Amendment to Warehouse Note Purchase and
                               Security Agreement]